SEASONS SERIES TRUST
Supplement to the Prospectus dated July 27, 2009
Effective June 14, 2010, in the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers,” the portfolio management disclosure for Janus Capital Management LLC (“Janus”) with respect to the International Equity Portfolio (the “Portfolio”) is deleted in its entirety and replaced with the following:
“The International Equity Portfolio is managed by Julian McManus, Guy Scott, CFA, and Carmel Wellso. Mr. McManus is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since June 2010. He joined Janus in 2004 as an equity research analyst. Mr. Scott is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since June 1010. He joined Janus in September 2007 as a research analyst. Prior to joining Janus, he was an international equity research analyst with Artisan Partners from 2002 to 2007. He holds the Chartered Financial Analyst designation. Ms. Wellso is Executive Vice President and Co-Portfolio Manager of the Portfolio, which she has co-managed since June 2010. She joined Janus in 2008 as a research analyst. Prior to joining Janus, she was a partner at Standard Pacific Capital from 2005 to 2008.”
Dated: June 15, 2010
Versions: Version 2 Class 1, Version 3 Class 2; Version 4 Class 3; and Combined Master